UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of Earliest Event Reported):

July 30, 2012

New Jersey	Commission File Number	21-0419870
State of Incorporation	1-3822	I.R.S. Employer Identification No.

One Campbell Place

Camden, New Jersey 08103-1799

Principal Executive Offices

Telephone Number: (856) 342-4800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 8.01 – Other Events

On July 30, 2012, Campbell Soup Company (“Campbell”) priced an offering of $1,250,000,000 aggregate principal amount of senior unsecured notes, consisting of $400,000,000 aggregate principal amount of floating rate notes bearing interest at a rate equal to the three-month U.S. dollar LIBOR plus 30 basis points per annum, due August 1, 2014 (the “2014 Notes”), $450,000,000 aggregate principal amount of notes bearing interest at a fixed rate of 2.500% per annum, due August 2, 2022 (the “2022 Notes”), and $400,000,000 aggregate principal amount of notes bearing interest at a fixed rate of 3.800% per annum, due August 2, 2042 (the “2042 Notes” and, together with the 2014 Notes and the 2022 Notes, the “Notes”).

If Campbell does not complete its previously announced acquisition of BF Bolthouse Holdco LLC (the “Bolthouse Farms acquisition”) on or before January 29, 2013, or if the merger agreement relating to the Bolthouse Farms acquisition is terminated prior to such date, Campbell will redeem all outstanding 2014 Notes and 2042 Notes at a special redemption price of 101% of the aggregate principal amount thereof, plus accrued and unpaid interest. The 2022 Notes are not subject to this special redemption provision. In addition to this special redemption provision, Campbell may redeem some or all of the 2022 Notes and the 2042 Notes at any time on the terms specified in the First Supplemental Indenture (as defined below). The 2014 Notes are not subject to this optional redemption. The Notes are subject to customary event of default provisions.

The Notes are being offered and sold pursuant to an Underwriting Agreement dated July 30, 2012 (the “Underwriting Agreement”), among Campbell and Morgan Stanley & Co. LLC, Barclays Capital Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein, under Campbell’s automatic shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-178119) filed with the Securities and Exchange Commission (the “SEC”) on November 22, 2011. Campbell has filed with the SEC a prospectus supplement, dated July 30, 2012, together with the accompanying prospectus, dated November 22, 2011, relating to the offering and sale of the Notes. The Notes are expected to be issued on August 2, 2012 pursuant to an indenture dated as of November 24, 2008 (the “Original Indenture”), between Campbell and The Bank of New York Mellon, as trustee (the “Original Trustee”) and a first supplemental indenture to be entered into on or about August 2, 2012 (the “First Supplemental Indenture”), among Campbell, the Original Trustee and Wells Fargo Bank, National Association, as series trustee with respect to the Notes. The Original Indenture, as supplemented by the First Supplemental Indenture, is referred to herein as the “Indenture.”

The above description of the Underwriting Agreement and the Notes is qualified in its entirety by reference to the Underwriting Agreement, the Indenture and the forms of Notes, each of which is incorporated by reference into the Registration Statement. The Original Indenture was filed with the Registration Statement as Exhibit 4(a). The Underwriting Agreement, the form of the First Supplemental Indenture and the forms of the 2014 Notes, 2022 Notes and 2042 Notes are attached to this Current Report on Form 8-K as Exhibit 1.1, Exhibit 4.1, Exhibit 4.1.1, Exhibit 4.1.2, and Exhibit 4.1.3, respectively.

A copy of the opinion of Mark Migliaccio, Senior Corporate Counsel of Campbell, relating to the legality of the Notes, is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits

1.1	Underwriting Agreement dated July 30, 2012 among Campbell and Morgan Stanley & Co. LLC, Barclays Capital Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

4.1	Form of First Supplemental Indenture among Campbell, The Bank of New York Mellon, as original trustee, and Wells Fargo Bank, National Association, as series trustee.

4.1.1	Form of 2014 Note (included in Exhibit 4.1).

4.1.2	Form of 2022 Note (included in Exhibit 4.1).

4.1.3	Form of 2042 Note (included in Exhibit 4.1).

5.1	Opinion and consent of Mark Migliaccio, Senior Corporate Counsel of Campbell.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Mark Migliaccio, Senior Corporate Counsel of Campbell (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY
(Registrant)

Date: August 2, 2012

By:	/s/ Kathleen Gibson
Kathleen Gibson
Vice President and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated July 30, 2012 among Campbell and Morgan Stanley & Co. LLC, Barclays Capital Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

4.1	Form of First Supplemental Indenture among Campbell, The Bank of New York Mellon, as original trustee, and Wells Fargo Bank, National Association, as series trustee.

4.1.1	Form of 2014 Note (included in Exhibit 4.1).

4.1.2	Form of 2022 Note (included in Exhibit 4.1).

4.1.3	Form of 2042 Note (included in Exhibit 4.1).

5.1	Opinion and consent of Mark Migliaccio, Senior Corporate Counsel of Campbell.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Mark Migliaccio, Senior Corporate Counsel of Campbell (included in Exhibit 5.1).